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                                                                    Exhibit 10.9

                TierOne Corporation Employee Stock Ownership Plan
                     Supplemental Executive Retirement Plan

       This Supplemental Retirement Plan ("Plan") of TierOne Corporation (the "Corporation") and TierOne Bank (the "Bank") is adopted effective as of _______ __, 2002 (the "Effective Date"). The Plan is established and maintained by the Corporation and the Bank for the purpose of permitting one or more of its officers listed in Appendix A attached hereto who participate in the TierOne Corporation Employee Stock Ownership Plan ("ESOP") to receive allocations representing shares of common stock of the Corporation pursuant to this Plan in excess of the number of shares of common stock of the Corporation which are allocable to their accounts within the ESOP under the limitations imposed by Sections 401(a)(17) and 415 of the Internal Revenue Code of 1986.

       The Plan is an unfunded plan maintained for the purpose of providing deferred compensation for selected officers of the Corporation and the Bank, each of whom is a member of a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended.

       Accordingly, the Corporation and the Bank hereby adopt the Plan pursuant to the terms and provisions set forth below:

                                    ARTICLE I

                                   DEFINITIONS

       In addition to those terms defined above, the following terms shall have the meanings hereinafter set forth whenever used herein:

       1.1. "Board" means the Board of Directors of the Corporation and the Bank.

       1.2. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any regulations relating thereto.

       1.3. "Corporation Common Stock" means shares of common stock of the Corporation.

       1.4. "ESOP Allocation" means the number of shares allocable to the individual account of a participant in the ESOP pursuant to Article IV of the ESOP.

       1.5. "Participant" means a salaried employee of the Corporation and/or the Bank who is a participant in the ESOP, who is a member of a select group of management or highly compensated employees within the meaning of Section 201 (2) of the Employee Retirement Income Security Act of 1974, as amended, and who is selected by the Board to participate in the Plan.

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       1.6.  "Plan Year" means the 12-consecutive-month period ending December
31 of each year, except that the initial Plan Year shall commence on the Effective Date and end on December 31, 2002.

       1.7. "Stock Unit" means a bookkeeping unit used for the purpose of crediting amounts to the account of a Participant, with each such Stock Unit being equivalent to one share of Corporation Common Stock.

       1.8. "Supplemental ESOP Allocation" shall mean the number of Stock Units allocated to a Participant's account pursuant to Section 3.1 of the Plan.

       1.9. Words in the masculine gender shall include the feminine and the singular shall include the plural, and vice versa, unless qualified by the context. Any headings used herein are included for ease of reference only, and are not to be construed so as to alter the terms hereof.

                                   ARTICLE II

                                   ELIGIBILITY

       A salaried employee of the Corporation and/or the Bank who is eligible to receive the benefit of an ESOP Allocation, the total amount of which is reduced by reason of the limitation on compensation or annual additions for the purpose of calculating allocations pursuant to Sections 401(a)(17) and 415 of the Code, shall be eligible to be selected by the Board of Directors of the Corporation and the Bank to participate in the Plan.

                                   ARTICLE III

                           SUPPLEMENTAL CONTRIBUTIONS

       3.1.  Supplemental ESOP Allocation.
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       A Participant in the Plan shall receive a Supplemental ESOP Allocation of
Stock Units each year at the same time that allocations of Corporation Common Stock are made pursuant to the ESOP. The number of Stock Units allocable to a Participant for any Plan Year shall be an amount equal to the difference between
(a) and (b) below:

             (a) The ESOP Allocation which would have been allocated to the Participant for the Plan Year, as determined by Article IV of the ESOP and the definition of "Compensation" in Section 1.10 of the ESOP without giving effect to the limitation imposed by Sections 401(a)(17) and 415 of the Code on the maximum amount of compensation which may be taken into consideration for the purposes of the ESOP;

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         LESS

             (b) The ESOP Allocation actually allocated to the account of the Participant in the ESOP for the Plan Year.

Supplemental ESOP Allocations made for the benefit of a Participant for any Plan Year shall be credited to an account maintained under the Plan in the name of each Participant.

                                   ARTICLE IV

                   INVESTMENT OF SUPPLEMENTAL ESOP ALLOCATIONS

       Amounts credited hereunder to the account of a Participant shall be treated as if they were actually invested in the ESOP account of the Participant and shall be credited with gains and losses at the same time and in the same manner as is applicable to amounts invested in the ESOP account of such Participant. A change by a Participant in the investment election applicable to amounts in his ESOP account will be effective at the same time that such change is applicable to his ESOP account.

                                    ARTICLE V

                             VESTING; DISTRIBUTIONS

       5.1.  Vesting.  The vested  portion of a  Participant's  account shall be
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a percentage of the total amount credited to the account determined on the basis of the Participant's number of "Years of Service" (as defined in Section 1.55
(or any successor thereto) of the ESOP) according to the following schedule:

                     Years of Service             Vested Percentage
                     ----------------             -----------------

                       Less than 5                        0%
                        5 or more                       100%


       In determining Years of Service for purposes of vesting under the Plan, Years of Service with the Bank prior to January 1, 2002 shall be included.

       Notwithstanding the above vesting schedule, a Participant shall be 100% vested in his account upon (1) attainment of "Early or Normal Retirement Age" (as defined in Sections 1.13 and 1.36 (or any successor thereto) of the ESOP);
(2) "Disability" (as defined in Section 1.50 (or any successor thereto) of the ESOP); (3) termination or partial termination of this Plan; or (4) a change in control of the Corporation or Bank (as defined in Section 7.4(e) (or any successor thereto) of the ESOP).

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       5.2   Distribution. The vested portion of amounts credited to a
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Participant's account shall be distributed to a Participant at the same time, and (except as provided in Section 8.1) in the same manner, as benefits shall be distributed from the ESOP pursuant to Article VII of the ESOP.

       If a Participant should die before distribution of the vested portion of his account pursuant to the Plan has been made to him, any remaining vested amounts shall be distributed to his beneficiary in the method designated by the Participant in a writing delivered to the Corporation and the Bank prior to his death. If a Participant has not designated a beneficiary, or method of distribution, or if no designated beneficiary is living on the date of distribution, such vested amounts shall be distributed to those persons entitled to receive distributions of the Participant's account under the ESOP and in the same method as distribution is made under the ESOP.

                                   ARTICLE VI

                           ADMINISTRATION OF THE PLAN

       6.1.  Administration by the Corporation and the Bank. The Corporation and
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the Bank shall be responsible for the general operation and administration of the Plan and for carrying out the provisions thereof.

       6.2.  General Powers of Administration. All provisions set forth in the
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ESOP with respect to the administrative powers and duties of the Corporation and the Bank, expenses of administration, and procedures for filing claims shall also be applicable with respect to the Plan.


                                   ARTICLE VII

                            AMENDMENT OR TERMINATION

       7.1.  Amendment or Termination. The Corporation and the Bank intend the
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Plan to be permanent but reserve the right to amend or terminate the Plan when, in the sole opinion of the Corporation and the Bank, such amendment or termination is advisable. Any such amendment or termination shall be made pursuant to a resolution of the Board and shall be effective as of the date of such resolution.

       7.2.  Effect of Amendment or Termination. No amendment or termination of
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the Plan shall directly or indirectly reduce the vested portion of any account held hereunder as of the effective date of such amendment or termination. Upon termination of the Plan, distribution of vested amounts credited to the account of a Participant shall be made to the Participant or his beneficiary in the manner and at the time described in Section 5.2 of the Plan. No additional credits of ESOP Allocations shall be made to the account of a Participant and no additional Years of Service (within the meaning of Section 5.1) shall be credited after termination of the Plan, but the Corporation and

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the Bank shall continue to credit gains and losses pursuant to Article IV until the vested balance of his account has been fully distributed to the Participant or his beneficiary.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

       8.1.  Participant's Rights Unsecured. To fund its obligations under the
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Plan, the Corporation and the Bank may elect to form a trust, or to utilize a pre-existing trust, to purchase and hold the alternative forms of assets which are permitted under the ESOP, including shares of Corporation Common Stock, subject to compliance with all applicable securities laws. If the Corporation and the Bank elect to use a trust to fund their obligations under the Plan, a Participant shall have no right to demand the transfer to him of stock or other assets from the Corporation and the Bank, or from such a trust formed or utilized by the Corporation and the Bank. Any assets held in a trust, including shares of Corporation Common Stock, may be distributed to a Participant in payment of part or all of the Corporation's and the Bank's obligations under the Plan. The right of a Participant or his designated beneficiary to receive a distribution hereunder shall be an unsecured claim against the general assets of the Corporation and the Bank, and neither the Participant nor a designated beneficiary shall have any rights in or against any specific assets of the Corporation and the Bank.

       8.2.  General Conditions. Except as otherwise expressly provided herein,
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all terms and conditions of the ESOP applicable to an ESOP Allocation will also be applicable to an allocation of Stock Units pursuant to this Plan. Nothing in this Plan shall operate or be construed in any way to modify, amend or affect the terms and provisions of the ESOP.

       8.3.  No Guarantee of Benefits. Nothing contained in the Plan shall
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constitute a guarantee by the Corporation and the Bank or any other person or entity that the assets of the Corporation and the Bank will be sufficient to pay any benefit hereunder.

       8.4.  No Enlargement of Employee Rights. No Participant shall have any
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right to receive a distribution of contributions made under the Plan except in accordance with the terms of the Plan. Establishment of the Plan shall not be construed to give any Participant the right to be retained in the service of the Corporation and the Bank.

       8.5.  Spendthrift Provision. No interest of any person or entity in, or
             ---------------------
right to receive a distribution under, the Plan shall be subject in any manner to sale, transfer, assignment, pledge, attachment, garnishment, or other alienation or encumbrance of any kind; nor may such interest or right to receive a distribution be taken, either voluntarily or involuntarily for the satisfaction of the debts of, or other obligations or claims against, such person or entity, including claims for alimony, support, separate maintenance and claims in bankruptcy proceedings.

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       8.6.  Applicable Law. The Plan shall be construed and administered under
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the laws of the State of Nebraska to the extent such laws are not superseded by federal law.

       8.7.  Incapacity of Recipient. If any person entitled to a distribution
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under the Plan is deemed by the Corporation and the Bank to be incapable of personally receiving and giving a valid receipt for such payment, then, unless and until claim therefor shall have been made by a duly appointed guardian or other legal representative of such person, the Corporation and the Bank may provide for such payment or any part thereof to be made to any other person or institution then contributing toward or providing for the care and maintenance of such person. Any such payment shall be a payment for the account of such person and a complete discharge of any liability of the Corporation and the Bank and the Plan therefor.

       8.8.  Corporate Successors. The Plan shall not be automatically
             --------------------
terminated by a transfer or sale of assets of the Corporation and the Bank or by the merger or consolidation of the Corporation and the Bank into or with any other corporation or other entity, but the Plan shall be continued after such sale, merger or consolidation only if and to the extent that the transferee, purchaser or successor entity agrees to continue the Plan. In the event that the Plan is not continued by the transferee, purchaser or successor entity, then the Plan shall terminate subject to the provisions of Section 7.2.

       8.9.  Unclaimed Benefit. Each Participant shall keep the Corporation and
             -----------------
the Bank informed of his current address and the current address of his designated beneficiary. The Corporation and the Bank shall not be obligated to search for the whereabouts of any person. If the location of a Participant is not made known to the Corporation and the Bank within three (3) years after the date on which payment of the Participant's account may first be made, payment may be made as though the Participant had died at the end of the three-year period. If, within one additional year after such three-year period has elapsed, or, within three years after the actual death of a Participant, the Corporation and the Bank is unable to locate any designated beneficiary of the Participant, then the Corporation and the Bank shall have no further obligation to pay any benefit hereunder to such Participant or designated beneficiary and such benefit shall be irrevocably forfeited.

       8.10. Limitations on Liability. Notwithstanding any of the preceding
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provisions of the Plan, neither the Corporation and the Bank nor any individual acting as employee or agent of the Corporation and the Bank shall be liable to any Participant, former Participant or other person for any claim, loss, liability or expense incurred in connection with the Plan.

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       IN WITNESS WHEREOF, TierOne Corporation and TierOne Bank have caused these presents to be duly executed on this ___ day of ____________, 2002.


                                             TierOne Corporation

Attest:

__________________________                   By_________________________________
Secretary                                    [Title]



                                             TierOne Bank


Attest:

__________________________                   By_________________________________
Secretary                                    [Title]

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                                   APPENDIX A
                                   ----------

     The Corporation and the Bank have designated the following persons as Participants in its ESOP Supplemental Executive Retirement Plan:

1. Gilbert G. Lundstrom, President and Chief Executive Officer, effective _______ __, 2002.

2. James A. Laphen, President and Chief Operating Officer, effective _________ __, 2002.